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                                                                   Exhibit 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 13, 2002 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-36872, No. 333-35225, No. 333-41190 and No. 333-50400 and Form S-3
Registration Statement File No. 333-44460.


Houston, Texas
March 27, 2002